EXHIBIT 99.1

VisionWave Holdings, Inc. (Nasdaq: VWAV) CORPORATE UPDATE April 23, 2026 — West Hollywood, California, USA

Overview

VisionWave Holdings, Inc. (Nasdaq: VWAV) is a defense and advanced sensing technology company building an integrated multi-domain intelligence platform spanning autonomous systems, RF-based sensing, artificial intelligence infrastructure, visual perception, and computational acceleration technologies. Since the Company’s last corporate update on March 30, 2026, VisionWave has continued to advance its platform through certain strategic transactions, initial new commercial revenue bookings, expanded capabilities, and enhanced corporate governance.

Key Milestones Since March 30, 2026

Category	Key Milestones Since March 30, 2026
Patent Application Filed	Filed non-provisional U.S. patent application “AI-Assisted Multi-Modal RF Fire Control System for All-Domain Target Engagement” — Serial No. 19/652,090 (April 20, 2026); claims priority to provisional Serial No. 63/892,721 (October 3, 2025)
First Commercial Homeland Security Order	Received signed purchase order from a Latin American public safety organization for drone-based operational systems and integrated payload technologies (April 2, 2026)
xClibre™ IP Acquisition	Completed acquisition of 100% of the xClibre™ AI video intelligence IP portfolio from Dream America Marketing Services; independently valued at ~$60 million by BDO Consulting Group (April 10, 2026)
Strategic Investment — Foresight Autonomous (FRSX)	Signed a non-binding term sheet dated April 21, 2026 to acquire up to 51% of Foresight Autonomous Holdings Ltd. (Nasdaq: FRSX) for $17.5 million in VWAV equity (priced at a five-day average VWAP); execution of a definitive agreement targeted within 30 days (subject to due diligence and other conditions) (April 21, 2026)
Board Expansion	Appointed Shayna Quinn as independent director effective April 16, 2026; brings 9+ years of executive experience in high-growth technology, M&A integration, and market expansion
S-1 Registration Statement Filed	Filed Form S-1 with the SEC on April 16, 2026 registering shares related to the Blade Ranger (SolarDrone) and SaverOne transactions and YA II PN financing
Emerging Growth Conference	CEO Douglas Davis presented to 580+ individual and institutional investors on April 2, 2026; replay available on Company website

Evolution into a Four-Layer Sensing Architecture

Since its March 30 update, VisionWave has materially expanded its platform architecture. With the acquisition of xClibre™ and the proposed investment in Foresight Autonomous Holdings (FRSX), the Company has moved from a primarily RF-based platform toward an integrated multi-modal intelligence stack combining RF detection, stereo/thermal computer vision, and AI video analytics — unified through autonomous C2 and decision pipelines.

01 RF Sensing Layer VisionWave RF — wide-area, all-weather detection; foundational sensing layer (VisionRF™)	02 Computer Vision Foresight (FRSX) — stereo vision, thermal imaging, 3D obstacle detection (pending closing)*	03 AI Video Intelligence xClibre™ — behavioral analytics, real-time alerting, forensic search; edge-first architecture	04 Autonomous Platforms Argus counter-UAS, interceptor drones, UGVs, fixed-site deployments via C2 pipelines, commercial infrastructure use cases

* Subject to execution of definitive agreements, due diligence, regulatory/Nasdaq/shareholder approvals, and satisfaction of all closing conditions; there can be no assurance the transaction will be completed).

The architecture is designed to reduce false-positive rates while accelerating detection-to-decision timelines. RF identifies a threat; Foresight’s optics confirm location and trajectory; xClibre™ provides behavioral context and classification; VisionWave’s autonomous C2 executes response.

Commercial Momentum: First Homeland Security Revenue

On April 2, 2026, VisionWave announced its first signed purchase order from a Latin American public safety organization — converting prior government technology presentations into commercial deployment. The order covers drone-based operational systems and integrated payload technologies, and represents VisionWave’s transition from demonstration phase to initial revenue generation.

The Company previously conducted a series of technical presentations to senior government officials in the region focused on homeland security and public safety applications (announced March 16, 2026). No binding agreements had resulted from those presentations at the time of the March 30 corporate update; the signed purchase order represents the first conversion of those engagements.

xClibre™ AI Video Intelligence Acquisition

Transaction Summary

On April 10, 2026, VisionWave completed the acquisition of 100% of the intellectual property assets underlying the xClibre™ AI video intelligence platform from Dream America Marketing Services pursuant to a definitive Asset Purchase Agreement. Consideration consisted of 7,000,000 shares of VWAV common stock (3,500,000 at closing; 3,500,000 contingent on proof-of-concept validation and Nasdaq shareholder approval) and a $6,000,000 promissory note. The IP was independently valued at approximately $60 million by BDO Consulting Group as of April 10, 2026 (such valuation is not an appraisal of fair market value for accounting purposes and is not a guarantee of future economic benefit; the Company will assess accounting treatment in accordance with GAAP upon finalization of purchase accounting).

Strategic Rationale

Prior to the xClibre acquisition, VisionWave’s sensing architecture relied primarily on RF-based detection. xClibre adds a visual perception and behavioral intelligence layer designed to complement the RF stack. Core xClibre capabilities include:

●	Behavioral analytics and pattern recognition on video streams
●	Real-time alerting and forensic search capabilities
●	Event-to-action pipeline; edge-first architecture with no cloud dependency
●	AI agents that continuously learn from existing camera infrastructure

A structured proof-of-concept with an industry partner is underway, targeting completion in H2 2026.

Proposed Strategic Investment: Foresight Autonomous Holdings (FRSX)

Transaction Summary

On April 21, 2026, VisionWave announced a signed non-binding term sheet for a strategic investment in Foresight Autonomous Holdings Ltd. (Nasdaq & TASE: FRSX). Under the terms:

●	VisionWave will acquire up to 51% of Foresight’s outstanding shares in two stages: 45% at initial closing, with an additional 6% contingent on commencement of a qualifying defense or security sector pilot
●	Consideration: $17.5 million in VisionWave common stock, priced on a five-day average VWAP
●	VisionWave receives two board seats at Stage 1 and one additional seat at Stage 2
●	Both companies remain independent, publicly traded entities
●	Definitive agreement targeted within 30 days; Stage 1 closing within 45 days thereafter
●	Subject to due diligence, negotiation and execution of definitive agreements, receipt of all required regulatory, Nasdaq, TASE, and shareholder approvals (including any approvals required under Nasdaq Listing Rules 5635 or otherwise), and other customary closing conditions. There can be no assurance that the definitive agreement will be executed or that the transaction will close on the contemplated terms or at all.

Strategic Rationale

Foresight develops advanced 3D perception systems including stereo vision, thermal imaging, and 3D obstacle detection — proven across automotive and defense programs. Its subsidiary Eye-Net Mobile develops V2X collision prevention and smart automotive systems. The Foresight investment adds a camera-based computer vision layer to VisionWave’s RF foundation, creating a heterogeneous sensing stack where each modality strengthens the others.

“We are not building another sensor company. We are building a solutions platform, using our intelligence layer that sits above sensors — one that can take inputs from various resources including RF, cameras, thermal imaging, and AI video analytics, and translatesthem securely and at high speed into decisions and actions. The intended Foresight investment and the xClibre acquisition are the two building blocks that make that architecture real.”

— Douglas Davis, Executive Chairman & CEO

Prior Strategic Foundation

The transactions announced since March 30 build upon foundational deals executed earlier in 2026:

SaverOne Transaction (Stages 2 & 3 Pending)

Stage 1 closed on March 5, 2026: VisionWave issued 365,610 shares of VWAV Common Stock (valued at ~$2.75 million at $7.5031/share) and received 148,584 SaverOne restricted ADSs representing 19.99% of SaverOne’s issued and outstanding share capital. The three-stage exchange ultimately targets ~51% of SaverOne, establishing it as the core operating platform for VisionWave’s RF defense and security technologies. Stages 2 and 3 are milestone-gated and pending.

SolarDrone / Blade Ranger (Solar Drone Ltd.)

VisionWave acquired all issued and outstanding shares of Solar Drone Ltd. from Blade Ranger Ltd. (TASE: BLRN) for 1,500,000 VWAV shares and 300,000 pre-funded warrants. SolarDrone has shipped product and generated revenue. Through SolarDrone, the Company also acquired a controlling interest in Junko Solar, expanding capabilities in energy-related infrastructure deployment.

C.M. Composite Materials — Proposed 51% Acquisition (NOT YET CLOSED)

⚠️ IMPORTANT: This acquisition has NOT been completed. VisionWave has entered into a definitive agreement and achieved preliminary alignment with C.M. Composite Materials’ largest creditor, but the transaction remains subject to ongoing negotiations, regulatory processes, satisfaction of closing conditions, and other uncertainties. There is no assurance this acquisition will be consummated.

VisionWave entered into a definitive agreement to acquire 51% of C.M. Composite Materials Ltd., an Israeli certified aerospace manufacturer whose structural components support systems publicly known as Iron Dome and Barak 8. The proposed consideration is 250,000 shares of VWAV common stock in exchange for 10.2 ordinary shares of the target. Concurrently, VisionWave entered into a secured loan facility of up to $1,500,000 (initial tranche due within ten business days of the effective date), bearing 12% per annum, maturing three years post-closing, and secured by a first-priority lien on substantially all assets of C.M. Composite Materials. As of the date of this update, the acquisition has not closed and remains subject to completion of all conditions precedent.

YA II PN Ltd. Financing

On February 26, 2026, VisionWave secured a $20,000,000 senior loan from YA II PN, Ltd. The note bears 0% interest (18% upon event of default) and was issued at a 15% original issue discount, resulting in $16,975,000 in net cash proceeds. Concurrently, VisionWave issued a warrant to purchase 1,333,333 shares at $9.00/share, exercisable for five years.

Capital Structure & S-1 Filing

On April 16, 2026, VisionWave filed a Form S-1 Registration Statement with the SEC. The registration relates to the resale of shares held by Selling Stockholders connected to the Blade Ranger / SolarDrone transaction, the SaverOne exchange, and the YA II PN financing — covering an aggregate of approximately 6,148,943 shares (including shares issuable upon exercise of pre-funded warrants and warrants). VisionWave is not selling any shares itself and will not receive proceeds from these sales except upon exercise of the pre-funded warrants (nominal) or the $9.00 Warrant.

As of April 15, 2026, VisionWave had 23,847,137 shares of Common Stock outstanding, excluding 6,762,736 shares issuable upon exercise of outstanding warrants at $11.50/share.

Corporate Governance

On April 16, 2026, the Board appointed Shayna Quinn as an independent director, effective immediately, to serve until the next annual stockholder meeting. Ms. Quinn, age 33, brings over nine years of executive experience in high-growth technology and transportation, including M&A integration and market expansion roles at Windels Marx, Kaptyn, and Juno. The Board determined she qualifies as an independent director under Nasdaq Listing Rule 5605(a)(2) and applicable SEC rules.

Ms. Quinn will receive an annual cash retainer of $36,000 and an annual restricted stock grant of $60,000 under the Company’s 2024 Omnibus Equity Incentive Plan, vesting after 12 months of continuous service with acceleration upon Change in Control or death/disability.

Intellectual Property: Non-Provisional Patent Application Filed

Patent Application: “AI-Assisted Multi-Modal RF Fire Control System for All-Domain Target Engagement” Non-Provisional Serial No. 19/652,090 ● Filed: April 20, 2026 ● Priority: Provisional Serial No. 63/892,721 (Filed October 3, 2025)

On April 20, 2026, VisionWave filed a non-provisional U.S. patent application titled “AI-Assisted Multi-Modal RF Fire Control System for All-Domain Target Engagement” (Serial No. 19/652,090), claiming priority to provisional application Serial No. 63/892,721 filed October 3, 2025. The patent describes an advanced fire-control and target-engagement architecture using multi-planar RF sensing, AI-based target interpretation, volumetric 3D scene reconstruction, and predictive ballistic guidance — designed to operate in conditions where conventional optical and infrared systems may be degraded by darkness, smoke, dust, fog, clutter, or adverse weather.

Core System Architecture

The invention integrates an RF transceiver and directional multi-planar antenna array, synchronized receive chain, signal-processing stack, target tracking and fusion subsystem, volumetric 3D point-cloud generation, and an AI cognitive engine. RF reflections are transformed into structured measurement data, fused into a 3D scene representation, and processed by AI for classification, prediction, confirmation, and operator cueing. The operator interface is built around simplified engagement cues — directional guidance arrows and a Red-to-Green confidence state — designed to reduce cognitive load in high-speed engagement scenarios.

Dual-Network AI Architecture

A key aspect of the filing is its dual-network AI design:

●	Temporal neural network — analyzes time-varying RF returns, clutter behavior, and micro-Doppler signatures
●	Spatial neural network — analyzes reconstructed geometric scene data and volumetric target structure
●	Dedicated CNN architecture for real-time object detection and identification

This symbiotic framework combines motion intelligence, spatial reconstruction, and confidence-rated classification into a unified fire-control workflow — enabling richer target understanding than a conventional single-network approach.

Additional Technical Features

The filing also covers agile low-probability-of-intercept waveforms, ECCM and jammer-aware processing, multipath-aware localization, track fusion, rules-of-engagement gating, tamper-evident logging, and confidence-based decision logic. Methods described include converting RF returns into range-Doppler features, micro-Doppler signatures, 3D point clouds, vectorized target representations, and predictive intercept solutions.

Scalability & Domain Coverage

The architecture is designed to scale from a compact add-on for small arms to an integrated module for larger weapon systems, remote weapon stations, anti-drone platforms, crew-served weapons, and fixed-site deployments. The patent covers detection, classification, and tracking across air, land, subsurface, and underwater domains — while preserving a human-in-command operating model.

“Modern battlefields increasingly demand sensing and engagement systems that work beyond traditional line-of-sight limitations. This patent filing reflects our effort to advance an RF- and AI-driven fire-control framework that can move beyond conventional optics by sensing through challenging conditions, reconstructing a volumetric understanding of the scene, and delivering intuitive, high-value engagement guidance to the operator.”

— Douglas Davis, Executive Chairman & CEO

VisionWave believes this filing strengthens its IP position in AI-assisted RF sensing, volumetric target reconstruction, predictive engagement support, and multi-domain defense autonomy. Potential future product pathways include counter-UAS, force protection, remote weapon systems, and all-weather targeting assistance — subject to technical development, validation, regulatory considerations, funding, and market conditions.

Strategic Roadmap — Near-Term Priorities

●	Advance WaveStrike™ patent (Serial No. 19/652,090) through prosecution; explore commercialization pathways in counter-UAS, force protection, and all-weather targeting
●	Complete xClibre™ proof-of-concept with industry partner (H2 2026 target)
●	Execute Foresight definitive agreement (30-day target) and Stage 1 closing (45 days thereafter)
●	Advance SaverOne Stages 2 and 3 milestone gating
●	Finalize C.M. Composite Materials acquisition closing (pending — subject to all conditions precedent)
●	Continue commercial deployment from Latin American public safety order; expand regional pipeline
●	Advance counter-UAS Argus™ platform integrating RF + visual perception layers
●	Continue global expansion in India, Europe, and the Middle East
●	Ongoing development of QuantumSpeed™ / QSpeed™ computational acceleration architecture

About VisionWave Holdings, Inc.

VisionWave Holdings, Inc. (Nasdaq: VWAV) is technology company developing AI-driven, advanced RF-based sensing, autonomy, computer vision, and computational acceleration technologies for defense, homeland security, and commercial infrastructure applications. VisionWave’s mission is to connect defense innovation with civilian progress through shared core technologies deployed across air, land, and sea. With offices and R&D operations in the U.S., Israel, the United Kingdom, and France, VisionWave is positioned to serve global defense and commercial markets.

Investor Contact: investors@vwav.inc ● Website: www.vwav.inc

Forward-Looking Statements

This corporate update contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s strategic initiatives, pending transactions (including the proposed Foresight investment, SaverOne Stages 2 and 3, and C.M. Composite Materials acquisition), technology development (including xClibre™ proof-of-concept, QuantumSpeed™ and QSpeed™), revenue prospects, global expansion, and anticipated milestones. These statements involve known and unknown risks and uncertainties including, but not limited to, the ability to execute definitive agreements, receipt of required shareholder and regulatory approvals (including Nasdaq and any foreign exchange approvals), successful technology validation and integration, capital requirements, dilution risks from equity issuances, accounting treatment of acquisitions and contingent consideration, geopolitical risks (including those related to Israel and Latin America), market conditions, competition, and other factors described in VisionWave’s filings with the SEC (including the Form S-1 filed April 16, 2026, and subsequent reports). Actual results could differ materially from those expressed or implied. All forward-looking statements speak only as of April 22, 2026. VisionWave undertakes no obligation to update these statements except as required by law.